Filed pursuant to Rule 497(a)(1)
File No. 333-152910
Rule 482 ad

March 22, 2010

Dear National Corn Growers Association Member:

Enclosed please find an important update to the disclosures for the Green Energy & Growth Fund (the "Green Fund").

Listed below are a series of opportunities to participate in internet-enabled presentations or "webinars." The purpose of the webinar is to allow you a chance to hear a presentation about the Green Fund and to ask the Green Fund's Investment Advisor, West Des Moines, IA-based Miles Capital, Inc., questions.

To manage participation levels during each webinar, we have organized the webinar schedule by state and we ask that you participate in one of your state's scheduled calls. However, please feel free to pick a time that is more convenient for you as necessary. To participate, visit the internet web site (listed under the webinar dates below) associated with each day's scheduled call.  To access the audio in connection with the webinar please dial 1-866-855-9609 and enter meeting # 266130.  Alternatively, if you do not have access to the internet or would prefer to only listen to the conference via telephone please dial 1-866-855-9609 and enter meeting # PIN 266130.

Webinar Schedule (ALL TIMES ARE CENTRAL)

Friday, March 26, 2010		Monday, March 29, 2010
Internet web site:		Internet web site:
https://www2.gotomeeting.com/register/489470506		https://www2.gotomeeting.com/register/560374474
Time	State	Time	State
7 AM CT	IA, OK, GA, AL, MD	7 AM CT	IL, SC, TX, TN
9 AM CT	MN, MS, VA, IN	9 AM CT	NC, OH, PA, NY, CO
12 PM CT	IL, SC, TX, TN	12 PM CT	IA, OK, GA, AL, MD
4 PM CT	NC, OH, PA, NY, CO	4 PM CT	MN, MS, VA, IN
7 PM CT	NE, SD, MO	7 PM CT	ND, KS, MI, WI, KY

Tuesday, March 30, 2010		Wednesday, March 31, 2010
Internet web site:		Internet web site:
https://www2.gotomeeting.com/register/723449418		https://www2.gotomeeting.com/register/714634794
Time	State	Time	State
7 AM CT	ND, KS, MI, WI, KY	7 AM CT	Open to all States
9 AM CT	NC, OH, PA, NY, CO	9 AM CT	NE, SD, MO
12 PM CT	IL, SC, TX, TN	12 PM CT	ND, KS, MI, WI, KY
4 PM CT	IA, OK, GA, AL, MD	4 PM CT	NE, SD, MO
7 PM CT	MN, MS, VA, IN	7 PM CT	Open to all States

If you have any questions regarding the Green Fund's enclosed disclosure or the webinars, do not hesitate to call the Green Energy & Growth Fund, Inc.'s Stock Information Center (877) 821-5780 or write to:

March 22, 2010

Green Energy & Growth Fund, Inc.'s Stock Information Center
c/o Stifel, Nicolaus & Company, Incorporated
501 North Broadway
St. Louis, MO 63102

Sincerely,

STIFEL, NICOLAUS & COMPANY, INCORPORATED

The information in this Prospectus is not complete and may be changed. The Green Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The content of the webinars discussed above is not incorporated by reference into Green Fund's Preliminary Prospectus dated February 19, 2010 (the "Preliminary Prospectus").  Prospective investors in the Green Fund should carefully consider the following regarding the Fund before investing: the Fund's investment objectives discussed in the Preliminary Prospectus, its risks beginning on page 16 of the Preliminary Prospectus, and the Fund's charges and expenses, which are discussed on page 12 of the Preliminary Prospectus.  The Preliminary Prospectus, which contains this and other information about the Fund is available and should be read carefully before investing.

A copy of the Preliminary Prospectus may be obtained from Stifel, Nicolaus & Company, Incorporated by calling (877) 822-5700 or by writing to 501 North Broadway, St. Louis, Missouri 63102.